State of Utah
Department of Commerce
Division of Corporations & Commercial Code
Articles of Incorporation (Profit)

This form must be type written or computer generated.

Date: 04/18/2013
Receipt Number: 5186189
Amount Paid: $70.00

DK

RECEIVED
APR 18 2013
Utah Div. Of Corp. & Comm. Code

| | | | | |
|---|---|---|---|---|
| 1. Name of Corporation: | Co-Diagnostics, Inc. | | | |
| 2. Purpose: | creation of molecular diagnostics tests | | | |
| 3. Shares: | Type: | Common | Number of Shares: | 100,000,000 |
| | Type: | | Number of Shares: | |

4. Who/What is the name of the Registered Agent (Individual or Business Entity or Commercial Registered Agent)?: Reed L Benson

The address must be listed if you have a non-commercial registered agent.

Address of the Registered Agent: 4049 S. Highland Drive

City: Salt Lake City State UT Zip: 84124

5. Name, Signature and Address of Incorporator

Name: Dwight H. Egan

Address: 585 W. 500 S #210, Bountiful, Utah 84010 City State Zip

Signature: [signature] Date:

6. Principal Address: 585 W. 500 S #210, Bountiful, Utah 84010 (Address, City, State, Zip)

Please list the officers and directors of the corporation. Must have at least 1 officer and 1 director within the 1st year of the corporation.

| Name / Address | Position(s) |
|---|---|
| Name: Dwight H. Egan<br>Address: 585 W. 500 S. #210, Bountiful, Utah 84010 | President, Director |
| Name: Dennis Emery<br>Address: 4049 S. Highland Drive, Salt Lake City, Utah 84124 | Secretary, Director |
| Name:<br>Address: | Select or type in position |
| Name:<br>Address: | Select or type in position |

**Under GRAMA {63-2-201}, all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.**

Is this a female owned business? ○ Yes ◉ No

Is this a minority owned business? ○ Yes ◉ No If yes, please specify: Select/Type the race of the owner here